EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 30, 2014, with respect to that certain Credit Agreement referenced below, is by and among OCI RESOURCES LP, a Delaware limited partnership (the “Borrower”), the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of July 18, 2013 (as amended, restated, amended and restated, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), with the Guarantors from time to time party thereto (if any), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, the Borrower has requested certain modifications of the terms of the Credit Agreement; and

WHEREAS, the Lenders, by action of the Required Lenders, have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.    Amendments to the Credit Agreement.

(a)    The listing of exhibits immediately following the table of contents to the Credit Agreement is hereby amended to include, in appropriate order, the text “2.05    Form of Notice of Loan Prepayment”.

(b)    Section 1.01 of the Credit Agreement is hereby amended to include, in appropriate alphabetical order, the following new definitions:

“Consolidated Maintenance Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, all cash expenditures (including expenditures for the construction of new capital assets or the replacement, improvement or expansion of existing capital assets) by the Borrower and its Subsidiaries made to maintain, over the long-term, the operating capacity or operating income of the Borrower and its Subsidiaries. For purposes of this definition, “long-term” generally refers to a period of not less than twelve months.

“First Amendment Effective Date” means October 30, 2014.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission

EXHIBIT 10.2

system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

(c)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

“Consolidated Cash Flow” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated EBITDA for such period plus (b) rent and lease expense for such period minus (c) Consolidated Maintenance Capital Expenditures for such period (excluding Consolidated Maintenance Capital Expenditures financed with non-revolving Indebtedness during such period) minus (d) income taxes paid in cash during such period.

“Eurodollar Base Rate” means:

(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;
provided that: (i) to the extent a successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Base Rate would be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02(a) or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Responsible Officer” means (a) the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, (b) solely for purposes of the delivery of incumbency certificates pursuant to Section 5.01 or 7.12, the secretary or any assistant secretary of a Loan Party and any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent (including, without limitation, a designation of any such officer or employee as an attorney in fact) and (c) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between

EXHIBIT 10.2

the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, the Borrower will provide an incumbency certificate and appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent with respect to any Responsible Officer.

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit 2.04 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

(d)    The first sentence of Section 2.02(a) of the Credit Agreement is hereby amended to read as follows:
Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice.
(e)    The third sentence of Section 2.02(a) of the Credit Agreement is hereby amended to read as follows:
Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice.

(f)    The first sentence of Section 2.04(b) of the Credit Agreement is hereby amended to read as follows:

At any time an Auto Borrow Agreement is not in effect, each Borrowing of Swing Line Loans shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Swing Line Loan Notice.

(g)    The third sentence of Section 2.04(b) of the Credit Agreement is hereby amended to read as follows:
Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.

(h)    The first clause of Section 2.05(a)(i) of the Credit Agreement preceding subclause (A) is hereby amended to read as follows:

The Borrower may, upon delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that

(i)    The first clause of Section 2.05(a)(ii) of the Credit Agreement preceding the proviso is hereby amended to read as follows:

EXHIBIT 10.2

At any time the Auto Borrow Agreement is not in effect, the Borrower may, upon delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty;

(j)    A new Section 3.08 is hereby added to Article III of the Credit Agreement to read as follows:

3.08    Withholding Taxes.

For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(k)    Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 8.11    Consolidated Fixed Charge Coverage Ratio.

Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (a) with respect to any fiscal quarter of the Borrower ending during the period from (and including) September 30, 2014 to (and including) December 31, 2015, 1.05:1.00 and (b) with respect to any fiscal quarter of the Borrower ending thereafter, 1.10:1.00.

(l)    A new Section 8.17 is hereby added to Article VIII of the Credit Agreement to read as follows:

8.17    Consolidated Capital Expenditures.

Commencing with the fiscal year ending December 31, 2014, permit Consolidated     Capital Expenditures to exceed $50,000,000 in any fiscal year.

(m)    A new Section 10.12 is hereby added to Article X of the Credit Agreement to read as follows:

10.12    Appointment of Borrower.

Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties.

EXHIBIT 10.2

(n)    The second to last sentence of Section 11.02(c) of the Credit Agreement is hereby amended by inserting the text “, notices or any other Information (as such term is defined and used in Section 11.07)” immediately after the text “Borrower Materials” and prior to the text “through the Internet”.

(o)    The parenthetical in Section 11.02(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

(including telephonic or electronic Loan Notices, Notices of Loan Prepayment, Letter of Credit Applications and Swing Line Loan Notices)

(p)    Section 11.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

11.17    Electronic Execution of Assignments and Certain Other Documents.
The words “execute,” “execution,” “signed,” “signature” and words of like import in any Loan Document or any other document executed in connection herewith (including without limitation, assignments, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format.
(q)    A new Exhibit 2.05 (Form of Notice of Loan Prepayment) is hereby added to the Credit Agreement in the form of Exhibit 2.05 attached hereto.
3.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a)    Executed Amendment. Receipt by the Administrative Agent of this Amendment duly executed by the Loan Parties, the Required Lenders, the Administrative Agent, Swing Line Lender and L/C Issuer.

(b)    Fees and Expenses. Receipt by the Administrative Agent of all out-of-pocket fees and expenses required to be paid pursuant to the Credit Agreement to the Administrative Agent on or before the date hereof.

4.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

EXHIBIT 10.2

5.    Affirmations and Representations and Warranties of Loan Parties. Each of the Loan Parties hereby affirms, represents and warrants that (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document, and which are contained in any other document furnished at any time under or in connection therewith, are true and correct in all material respects (except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists as of the date hereof or would result from a Credit Extension on the date hereof or the application of the proceeds thereof.

6.    Affirmation of Obligations. The Loan Parties (a) affirm all of their obligations under the Loan Documents and (b) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge their obligations under any Loan Document.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8.    Effectiveness of Amendment; No Other Changes. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as expressly modified hereby, all of the terms of the Credit Agreement and the other Loan Documents, and any other certificates, documents, agreements and instruments executed in connection with the Loan Documents, remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.    Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

10.    Amendment is a Loan Document. Each of the parties hereto hereby agrees that this Amendment shall be deemed to be, and is, a Loan Document.

11.    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EXHIBIT 10.2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	OCI RESOURCES LP,
a Delaware limited partnership

By: OCI RESOURCE PARTNERS LLC
Its sole General Partner

By: /s/ Kevin L. Kremke
Name: Kevin L. Kremke
Title: Chief Financial Officer

[Signatures continue on following page]

EXHIBIT 10.2

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Roberto Salazar
Name: Roberto Salazar
Title: Vice President

EXHIBIT 10.2

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Vice President

EXHIBIT 10.2

COMERICA BANK,
as a Lender

By: /s/ Aaron Perrault
Name: Aaron Perrault
Title: Vice President

EXHIBIT 10.2

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Scott E. Yost
Name: Scott E. Yost
Title: Senior Vice President

EXHIBIT 10.2

Exhibit 2.05
FORM OF NOTICE OF LOAN PREPAYMENT

TO:        Bank of America, N.A., as Administrative Agent

RE:
Credit Agreement dated as of July 18, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OCI RESOURCES LP, a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

DATE:        [Date]
The Borrower hereby notifies the Administrative Agent that on _____________ pursuant to the terms of Section 2.05(a) of the Credit Agreement, such Borrower intends to prepay the following Loans as more specifically set forth below:

Voluntary prepayment of [Revolving Loans][ Swing Line Loans] in the following amount(s):

Eurodollar Rate Loans: $
Applicable Interest Period:

Base Rate Loans: $

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[1] Specify date of such prepayment.
[2] Any prepayment of Swing Line Loans shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).
[3] Any prepayment of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).
[4] Any prepayment of Base Rate Loans (other than Swing Line Loans) shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

EXHIBIT 10.2

OCI RESOURCES LP

By:
Name:
Title: